Exhibit 99.3 First Quarter 2022 Financial Results and Highlights © 2022 Cognizant May 4, 2022

© 2022 Cognizant Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the impact of the COVID-19 pandemic on our business, our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the effectiveness of our recruiting and talent efforts and related costs, our and our clients’ shift to digital solutions and services, labor market trends and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, legal, reputational and financial risks resulting from cyberattacks, the impact of and effectiveness of business continuity plans during the COVID-19 pandemic, risks related to the invasion of Ukraine by Russia, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

© 2022 Cognizant Results Summary: Q1 2022 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. Revenue Up 9.7% Y/Y as reported, or 10.9% Y/Y in constant currency1 GAAP and Adjusted Operating Margin1 Cash Flow 3 $4,401M $4,826M Q1 '21 Q1 '22 Diluted Earnings Per Share (EPS) 15.2% 15.0% Q1 '21 Q1 '22 15.2% 15.0% Q1 '21 Q1 '22 $181M $306M Q1 '21 Q1 '22 $93M $186M Q1 '21 Q1 '22 $0.95 $1.07 Q1 '21 Q1 '22 $0.97 $1.08 Q1 '21 Q1 '22 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1

© 2022 Cognizant $4,225 $4,000 $4,243 $4,184 $4,401 $4,585 $4,744 $4,777 $4,826 $0.96 $0.82 $0.97 $0.67 $0.97 $0.99 $1.06 $1.10 $1.08 Revenue Adjusted Diluted EPS Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 $ in millions except per share amounts Q1 '20 Q2 '20 Q3 '20 Q4 '201 Q1 '21 Q2 '21 Q3 '21 Q4 '211 Q1 '22 Y/Y 2.8% (3.4%) (0.1%) (2.3%) 4.2% 14.6% 11.8% 14.2% 9.7% Y/Y CC 3.5% (2.5%) (0.7%) (3.0%) 2.4% 12.0% 11.0% 14.5% 10.9% GAAP Operating Margin 13.7% 11.7% 14.2% 11.1% 15.2% 15.2% 15.4% 15.3% 15.0% Adjusted Operating Margin 15.1% 14.1% 15.9% 12.3% 15.2% 15.2% 15.8% 15.3% 15.0% GAAP Diluted EPS $0.67 $0.67 $0.64 $0.59 $0.95 $0.97 $1.03 $1.10 $1.07 Adjusted Diluted EPS $0.96 $0.82 $0.97 $0.67 $0.97 $0.99 $1.06 $1.10 $1.08 Revenue, Operating Margin and EPS Revenue Growth, Operating Margin and EPS 1 Samlink Impact on Q4 2020 was a reduction of revenue of $107 million, or -2.5 percentage points impact on Q4 2020 Y/Y growth. Q4 2021 revenue growth included +2.8 percentage points of Samlink Impact Y/Y. Q4 2020 Samlink Impact on GAAP / Adjusted Operating Margin was ~3.0 percentage points and $0.25 on GAAP / Adjusted Diluted EPS. 1 4 1

© 2022 Cognizant $3,569 $912 $345 $1,528 $1,392 $1,130 $776 Revenue Performance: Q1 2022 Products & Resources Communications, Media & Technology Healthcare Financial Services1 North America Europe1 Rest of World Segments $ in millions Geography $ in millions +18.1% Y/Y +19.9% Y/Y CC +13.2% Y/Y +14.9% Y/Y CC +8.1% Y/Y +8.8% Y/Y CC +4.8% Y/Y +6.0% Y/Y CC +10.4% Y/Y +15.6% Y/Y CC +18.2% Y/Y +22.1% Y/Y CC +8.7% Y/Y and CC 5 1 The sale of the Samlink subsidiary, which was completed on February 1, 2022, negatively impacted Y/Y revenue growth in Financial Services and Europe by 1.3 and 2.3 percentage points, respectively.

© 2022 Cognizant $1,080 $308 $140 Financial Services North America Europe1 Rest of World Q1 '20 Q2 '20 Q3 '20 Q4 '20 1 Q1 '21 Q2 '21 Q3 '21 Q4 '21 1 Q1 '22 1 Y/Y 1.0% (5.2%) (1.5%) (11.1%) 0.5% 7.6% 5.1% 18.5% 4.8% Y/Y CC 1.8% (4.3%) (2.2%) (11.4%) (1.7%) 4.8% 4.3% 18.8% 6.0% +9.4% Y/Y +13.2% Y/Y CC (2.8%) Y/Y +1.1% Y/Y CC Revenue Revenue growth $ in millions $ in millions Q1 2022 Geography +6.6% Y/Y and CC $1,451 $1,396 $1,469 $1,305 $1,458 $1,502 $1,544 $1,547 $1,528 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 6 1 Growth reflects demand for digital services, partially offset by clients' continued focus on cost optimization. In February 2022 the sale of the Samlink subsidiary was completed, which negatively impacted segment revenue growth by approximately 130 basis points. 1 Samlink Impact on Q4 2020 Financial Services was a reduction of revenue of $107 million, or -7.3 percentage points impact Y/Y. Q4 2021 Y/Y revenue growth included Samlink Impact of +9.0 percentage points on Financial Services. The sale of the Samlink subsidiary, which was completed on February 1, 2022, impacted our Q1 2022 Y/Y revenue growth in total Financial Services and Financial Services in Europe by -1.3 and -6.0 percentage points, respectively. 1 1

© 2022 Cognizant $1,195 $164 $33 Healthcare North America Europe Rest of World +13.8% Y/Y +18.2% Y/Y CC +3.8% Y/Y +8.7% Y/Y CC +8.5% Y/Y and CC Revenue $ in millions Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Y/Y 2.5% 2.0% 4.8% 4.0% 7.9% 14.5% 10.0% 7.9% 8.1%Y/Y CC 2.7% 2.2% 4.2% 3.3% 7.0% 13.4% 9.8% 8.2% 8.8% $1,194 $1,157 $1,231 $1,270 $1,288 $1,325 $1,354 $1,370 $1,392 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 7 Revenue growth Growth was driven by increased demand for digital services among life sciences clients, including digitization of clinical trial processes and investments in manufacturing operations modernization. $ in millions Q1 2022 Geography

© 2022 Cognizant $761 $277 $92 North America Europe Products & Resources +6.0% Y/Y +6.1% Y/Y CC +32.5% Y/Y +39.1% Y/Y CC +29.6% Y/Y +32.7% Y/Y CC Rest of World Revenue $ in millions Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Y/Y 4.4% (6.5%) (4.0%) (1.6%) 4.6% 21.7% 19.4% 17.7% 13.2%Y/Y CC 5.3% (5.0%) (4.6%) (2.4%) 2.4% 17.8% 18.1% 18.0% 14.9% $954 $867 $927 $948 $998 $1,055 $1,107 $1,116 $1,130 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 8 Revenue growth Growth was driven by strong client demand for digital services across all industries and included the benefit from recently completed acquisitions. $ in millions Q1 2022 Geography

© 2022 Cognizant $533 $163 $80$626 $580 $616 $661 $657 $703 $739 $744 $776 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Communications, Media & Technology North America Rest of World +25.0% Y/Y +29.8% Y/Y CC +14.8% Y/Y +20.8% Y/Y CC +18.2% Y/Y and CC Europe Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Y/Y 5.2% (4.4%) 0.2% 4.6% 5.0% 21.2% 20.0% 12.6% 18.1% Y/Y CC 6.3% (3.2%) (0.2%) 3.4% 3.1% 17.9% 19.1% 13.1% 19.9% Impact from exit of certain content services ~(3.9%) ~(7.9%) ~(9.2%) ~(7.9%) ~(6.0%) ~(1.9%) N/A N/A N/A 9 Revenue growth Revenue growth reflects strong demand for data services among digital native companies. Revenue $ in millions $ in millions Q1 2022 Geography

© 2022 Cognizant $20.0 $20.5 $21.7 $23.1 $23.4 3/31/2021 6/30/2021 9/30/2021 12/31/2021 03/31/2022 Trailing Twelve Month Bookings 10 *In Q4 ‘21, we modified our definition of bookings to exclude overlap related to early renewals and include bookings related to unintegrated acquired entities. Bookings presented for the trailing twelve months ending 9/30/2021, 12/31/2021 and 3/31/2022 include a positive impact of $0.2 million, $0.3 million and $0.6 million, respectively, due to the change in definition. We cannot restate bookings for trailing twelve months (TTM) ended 3/31/2021 and 6/30/2021 because bookings data for unintegrated acquired entities are not reasonably available for periods preceding Q4 ‘20. See “About Non-GAAP Financial Measures and Performance Metrics” for more information. Q1 2022 quarterly bookings grew 4% year-over-year, which resulted in trailing twelve month bookings of $23.4 billion, which represented a book-to-bill of 1.2x * ** $ in billions

© 2022 Cognizant Employee Metrics 291.7 281.2 283.1 289.5 296.5 301.2 318.4 330.6 340.4 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 11 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Trailing 12-Month Voluntary Attrition 17% 15% 13% 12% 13% 18% 24% 28% 29% Quarterly Annualized Voluntary Attrition 13% 11% 10% 16% 18% 29% 33% 31% 26% Quarterly Annualized Involuntary Attrition 9% 13% 8% 3% 3% 2% 4% 4% 5% Additional Employee Metrics Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Offshore Utilization, Excluding Trainees 83% 80% 85% 87% 85% 84% 84% 83% 82% Onsite Utilization 91% 91% 93% 91% 92% 92% 91% 90% 91% Utilization Headcount in thousands

© 2022 Cognizant $480 $509 $524 $1,123 $970 $660 $1,621 $771 $1,005 FY 2020 FY 2021 Trailing 12-Months Acquisitions Share Repurchases $128 $127 $127 $127 $143 $310 $348 $57 $255 $240 $320 $129 $82 $474 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Cash Flow, Balance Sheet & Capital Allocation Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Operating Cash Flow $497 $979 $925 $898 $181 $541 $948 $825 $306 Free Cash Flow $385 $886 $821 $809 $93 $466 $897 $760 $186 Cash and Short-Term Investments $4,282 $4,582 $4,575 $2,724 $2,158 $1,850 $2,413 $2,719 $2,319 Total Debt $2,468 $2,459 $2,450 $701 $692 $683 $674 $664 $655 Annual Quarterly Dividends 12 $ in millions $ in millions

FY 2022 Guidance[1]

	FY 2021	FY 2022 Guidance	Assumptions
Revenue	$18.5B	$19.8 to $20.2B 7.2%-9.2% Y/Y or 9.0%-11.0% Y/Y CC	Includes ~100bps of inorganic contribution
Adjusted Operating Margin[2]	15.4%	15.6% to 15.7%	20-30bps of expansion vs. FY 2021
Interest Income	$30M	~$25M	
Adjusted effective tax rate[2]	24.2%	25%-26%	
Share Count	528M	~522M	
Adjusted Diluted EPS[2]	$4.12	$4.45-$4.55	

	Q2 2021	Q2 2022 Guidance	Assumptions
Revenue	$4.6B	$4.90 to $4.94B 6.8%-7.8% Y/Y or 9.3%-10.3% Y/Y CC	Includes ~100bps of inorganic contribution

[1] Guidance is as of May 4, 2022
[2] A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See "About Non-GAAP Financial Measures" for more information, the definition of Adjusted effective tax rate and a partial reconciliation to the most directly comparable GAAP financial measure at the end of this earnings supplement.

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APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2022 Cognizant To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow, Adjusted effective tax rate and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures, Adjusted Operating Margin, Adjusted Income From Operations and Adjusted Diluted EPS exclude unusual items. Additionally, Adjusted Diluted EPS excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. In the fourth quarter of 2021, we modified our definition of bookings to exclude overlap related to early renewals and include bookings related to unintegrated acquired entities. We cannot restate bookings for the trailing twelve months ending 3/31/2021 and 6/30/2021 because bookings data for unintegrated acquired entities are not reasonably available for periods preceding the fourth quarter of 2020. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for material subsequent terminations or reductions related to bookings originally recorded in prior year periods or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics 15

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:									Full Year	
	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Dec 31, 2021	Guidance Full Year 2022
GAAP income from operations	$ 579	$ 467	$ 603	$ 465	$ 669	$ 696	$ 729	$ —	$ 724	$ 2,826	
Class Action Settlement Loss[a]	—	—	—	—	—	—	20	—	—	20	
Realignment charges[b]	20	12	8	2	—	—	—	—	—	—	
2020 Fit for Growth Plan restructuring charges[c]	35	59	43	36	—	—	—	—	—	—	
COVID-19 charges[d]	6	25	21	13	—	—	—	—	—	—	
Adjusted income from operations	$ 640	$ 563	$ 675	$ 516	$ 669	$ 696	$ 749	$ —	$ 724	$ 2,846	
GAAP operating margin	13.7 %	11.7 %	14.2 %	11.1 %	15.2 %	15.2 %	15.4 %	15.3 %	15.0 %	15.3 %	
Class Action Settlement Loss	—	—	—	—	—	—	0.4	—	—	0.1	—%
Realignment charges	0.5	0.3	0.2	—	—	—	—	—	—	—	—
2020 Fit for Growth Plan restructuring charges	0.8	1.5	1.0	0.9	—	—	—	—	—	—	—
COVID-19 charges	0.1	0.6	0.5	0.3	—	—	—	—	—	—	—
Adjusted operating margin	15.1 %	14.1 %	15.9 %	12.3 %	15.2 %	15.2 %	15.8 %	15.3 %	15.0 %	15.4 %	15.6% - 15.7%
GAAP diluted earnings per share	$ 0.67	$ 0.67	$ 0.64	$ 0.59	$ 0.95	$ 0.97	$ 1.03	$ 1.10	$ 1.07	$ 4.05	
Effect of above adjustments, pre-tax	0.11	0.18	0.13	0.10	—	—	0.04	—	—	0.04	
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[e]	0.19	—	—	0.02	0.02	0.01	0.01	—	—	0.03	(e)
Tax effect of above adjustments[f]	(0.01)	(0.03)	(0.06)	(0.04)	—	0.01	(0.02)	—	0.01	—	(e)
Tax on Accumulated Indian Earnings[g]	—	—	0.26	—	—	—	—	—	—	—	—
Adjusted diluted earnings per share	$ 0.96	$ 0.82	$ 0.97	$ 0.67	$ 0.97	$ 0.99	$ 1.06	$ 1.10	$ 1.08	$ 4.12	$4.45 - $4.55

Please refer to page 17 and 18 of this earnings supplement for corresponding Non-GAAP notes.

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Reconciliations of Non-GAAP Financial Measures

Notes:

(a) During 2021, the parties to the consolidated putative securities class action suit filed a settlement agreement to resolve the consolidated putative securities class action against us and certain of our former officers. The settlement agreement provided for a payment of $95 million to the putative class (inclusive of attorneys' fees and litigation expenses). Adjusting for indemnification expenses, legal fees and other covered expenses incurred through September 7, 2021, the remaining available balance under the applicable directors and officers insurance policies was $75 million. As a result, we recorded a Class Action Settlement Loss of $20 million in "Selling, general and administrative expenses" in our third quarter 2021 unaudited consolidated financial statements.

(b) During 2019 and 2020, we incurred realignment charges that consisted of employee separation costs, employee retention costs and professional fees. The total costs related to the realignment are reported in "Restructuring charges" in our unaudited consolidated statements of operations.

(c) During 2019 and 2020, we incurred restructuring charges as part of our 2020 Fit for Growth Plan that included employee separation costs, employee retention costs and facility exit costs and other charges. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our unaudited consolidated statements of operations.

(d) During 2020, we incurred costs in response to the COVID-19 pandemic, including a one-time bonus to our employees at the designation of associate and below in both India and the Philippines, certain costs to enable our employees to work remotely and costs to provide medical staff and extra cleaning services for our facilities. Most of the costs related to the pandemic are reported in "Cost of revenues" in our unaudited consolidated statement of operations.

(e) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts.

(f) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income:

	2020				2021				2022	FY
Three months ended:	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	21
Tax impacts of non-GAAP adjustments:										
Class Action Settlement Loss	$ —	$ —	$ —	$ —	$ —	$ —	$ 6	$ —	$ —	$ 6
Realignment charges	5	3	2	1	—	—	—	—	—	—
2020 Fit for Growth restructuring charges	9	16	11	9	—	—	—	—	—	—
COVID-19 charges	2	6	6	3	—	—	—	—	—	—
Foreign currency exchange gain and losses	(10)	(8)	15	9	—	(6)	3	(2)	(6)	(5)

Adjusted Effective Tax Rate Reconciliation	FY 2021	Guidance FY 2022
GAAP effective tax rate	24.5 %	
Effect of adjustments to income from operations, pre-tax	(0.2)	
Effect of non-operating foreign currency exchange (gains) losses, pre-tax	(0.1)	(e)
Tax effect of above adjustments	—	(e)
Adjusted effective tax rate	24.2 %	25%-26%

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© 2022 Cognizant Reconciliations of Non-GAAP Financial Measures 18 (g) During the third quarter of 2020, after a thorough analysis of the impact of several changes in tax law on the cost of earnings repatriation and considering our strategic decision to increase our investments to accelerate growth in various international markets and expand our global delivery footprint, we reversed our indefinite reinvestment assertion on Indian earnings accumulated in prior years and recorded a $140 million tax on Accumulated Indian Earnings. The recorded income tax expense reflects the India withholding tax on unrepatriated Indian earnings, which were $5.2 billion as of December 31, 2019, net of applicable U.S. foreign tax credits. Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2020 Jun 30, 2020 Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 Mar 31, 2022 Net cash provided by operating activities $ 497 $ 979 $ 925 $ 898 $ 181 $ 541 $ 948 $ 181 $ 306 Purchases of property and equipment (112) (93) (104) (89) (88) (75) (51) (88) (120) Free cash flow $ 385 $ 886 $ 821 $ 809 $ 93 $ 466 $ 897 $ 93 $ 186